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                                                                   EXHIBIT 10.13


                                   AMENDMENT NO. 8
                               TO EMPLOYMENT AGREEMENT



    THIS AMENDMENT NO. 8 TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between DAVID E. MAI (hereinafter referred to as the "Employee") and PDT CARDIOVASCULAR, INC., a Delaware Corporation (hereinafter referred to as the "Employer").

WHEREAS:

    A. The Employer and the Employee are parties to an Employment Agreement effective as of FEBRUARY 1, 1991, and Amendments No. 1 through 7 thereto (the "Employment Agreement").

    B. The parties hereto wish to amend the Employment Agreement in certain respects.

    NOW, THEREFORE, in consideration of the premises, promises and representations hereinafter contained, it is agreed as follows:

    1. Section 1.1 of the Employment Agreement is hereby amended to read as follows:

         "1.1      POSITION AND DUTIES

                   The Corporation does hereby employ the Employee and the Employee hereby accepts such employment as PRESIDENT OF PDT CARDIOVASCULAR, INC., EFFECTIVE AS OF SEPTEMBER 1, 1992 AND PRESIDENT OF PDT, INC. EFFECTIVE AS OF MAY 17, 1996, upon the terms and provisions set forth in this Agreement. The Employee shall perform all the duties assigned to him by the Corporation, shall observe and comply with the Corporation's rules and regulations regarding the performance of his duties, and shall carry out and perform all orders, directions, and policies stated to him by the Corporation periodically, either orally or in writing. The Employee shall carry out the duties assigned to him in a trustworthy, businesslike, and loyal manner. The Employee agrees that this Agreement may be terminated as provided in Paragraph 7 hereof."

    2. Effective as of MAY 17, 1996, the Employee Compensation stated in Exhibit A to the Agreement shall be One Hundred and Sixty Two Thousand Dollars ($162,000) per annum.

    3. In all other respects, the Employment Agreement is hereby ratified, confirmed and approved in its entirety.

    4.   The Effective Date of this Amendment is MAY 17, 1996.


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                                         AMENDMENT NO. 8 TO EMPLOYMENT AGREEMENT
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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective on the date written above.

                                       THE CORPORATION:
                                       PDT, INC.
                                       a Delaware Corporation

                                       By: /s/ Gary S. Kledzik
                                          -----------------------------------
                                               Gary S. Kledzik, Ph.D.
                                               C.E.O. and Chairman

                                       EMPLOYEE:

                                       /s/  David E. Mai
                                          -----------------------------------
                                            David E. Mai


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